BUSINESS DEVELOPMENT AGREEMENT

Drumright Regional Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, hereinafter  (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186, hereinafter (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

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b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $865,460.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

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7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital.   Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

2.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

3.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

4.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

5.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

6.Voting: Preferred B Shares are voting as one vote per share.

7.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

8.Interest: No interest is paid or due on equity offers.

9.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital.

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2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by

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that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction.

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Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

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d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other

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locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or

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appropriate for such defense.

8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

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f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez has full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

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2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Fairfax Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $550,215.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without

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limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

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f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one

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Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

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c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

8. LIMITATION OF LIABILITY

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NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

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g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Haskell County Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $643,172.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without

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limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

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f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one

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Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

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c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

8. LIMITATION OF LIABILITY

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NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

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g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Hillsboro Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $900,600.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely

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available to the general public.  The term “Confidential Information,” includes, without limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral

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Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing

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the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States

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in which Ongoing Entity has reasonably advanced toward doing business.

c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

Business Agreement

8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

Business Agreement

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

Business Agreement

3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

Business Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

Jorge A. Perez iHealthcare Management II Company

 By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Horton Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree. The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)	BUSINESS DEVELOPMENT ENGAGEMENT:

a)	iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;
b)	Perez shall utilize the iHealthcare Management II Company contract template [attached];
c)	Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;
d)	Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;
e)	Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;
f)	The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital.

2)	TERMS. The Parties herby agree as follows:

a)	The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.
b)	The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)	CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)	Success Fee: $741,898.00
1.	The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement. The Success Fee is based on a negotiated value.

b)	Terms in General:
1.	iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.
2.	Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.
3.	Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.
4.	Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.
5.	Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.
6.	Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.
7.	Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:
a)	Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.
b)	Failure to enforce the tagalong provision of the contract.
c)	A Hospital ownership action to close the hospital.
d)	Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.
e)	In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.
f)	Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.
g)	Liabilities incurred prior to closing.

c)	Terms of Preferred B Stock from iHealthcare, Inc:

1.	Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital.
2.	Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.
3.	Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.
4.	Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.
5.	COC: Accelerated Conversion and call back on then existing terms at Change of Control.
6.	Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.
7.	Voting: Preferred B Shares are voting as one vote per share.
8.	Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.
9.	Interest: No interest is paid or due on equity offers.
10.	Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)	Terms of Preferred C Stock from iHealthcare Inc:
1.	Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital.
2.	Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement. Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.
3.	Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.
4.	Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock
5.	Value Assurance Guarantee: When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.
6.	Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.
a)	36,362 shares vested upon closing.
7.	Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:
a)	36,362 – 12 months from date of closing.
8.	COC: Accelerated Conversion and call back on then existing terms at Change of Control.
9.	Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.
10.	Voting: Preferred C Shares are non-voting until converted to Common Stock.
11.	Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.
12.	Interest: No interest is paid or due on equity offers.

2)	NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)	The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)	For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public. The term “Confidential Information,” includes, without limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)	The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)	The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever. Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)	The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party. Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party. Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.
f)	In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)	The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)	Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed. The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

3)	NON-CIRCUMVENTION.

a)	The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)	The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)	Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)	A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)	The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)	The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)	The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)	The Parties also undertake not to make use of a third party to circumvent this clause.

4)	COVENANT NOT TO COMPETE

a)	In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)	Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

c)	“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

5)	INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)	Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)	This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter. Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement. Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties. Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)	No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)	All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)	The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)	Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

g)	The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)	In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)	This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY. Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court. Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs. Judgment may be entered in any court having jurisdiction thereof. The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)	Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.	The Parties further agree:

1.	To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.	That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

3.	Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

2.	This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

BUSINESS DEVELOPMENT AGREEMENT

I-70 Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $911,622.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without

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limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

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f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without

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limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

Business Agreement

c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

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8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any

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Party hereto without the prior written consent of all other Parties.

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

 By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Lauderdale Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $1,656,231.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely

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available to the general public.  The term “Confidential Information,” includes, without limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral

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Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing

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the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States

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in which Ongoing Entity has reasonably advanced toward doing business.

c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

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8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

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f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Oswego Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $516,708.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without

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limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

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f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one

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Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

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c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

8. LIMITATION OF LIABILITY

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NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

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g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Prague Community Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $685,082.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely

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available to the general public.  The term “Confidential Information,” includes, without limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral

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Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing

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the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States

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in which Ongoing Entity has reasonably advanced toward doing business.

c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

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8. LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

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f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

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3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019.

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement

BUSINESS DEVELOPMENT AGREEMENT

Washington County Hospital

This document (“Agreement”) reflects the agreement of iHealthcare Management II Company, a Florida Corporation with an address of 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, (“iHealthcare”) and Jorge A. Perez with an address of 13595 SW 134 Avenue, Suite 209, Miami, Florida, 33186 , (“Perez”) (hereinafter, collectively iHealthcare and Perez are also known as the “Parties,” or individually as a “Party”) to engage in business on the terms set forth below, as well as such other terms and conditions as the Parties may agree.  The Parties may reduce the terms listed below to a more complete written agreement, but they are not required to do so.

WHEREAS, iHealthcare is in the hospital management business through its wholly owned subsidiary iHealthcare Management II Company and desires to expand its hospital management business;

WHEREAS, Perez has demonstrated a track record of developing and securing hospital management contracts;

WHEREAS, the Parties desire to use their respective assets for the common goal of assisting the rural healthcare landscape, driving healthcare insurance costs down, providing innovative products and tools, and growing a small footprint of Hospitals and Service Offerings into a major sustainable business that will serve communities throughout the United States;

WHEREAS, the Parties consider their ongoing relationship and potential business relationship to be independently valuable;

NOW, THEREFORE, for and in consideration of the ongoing and potential relationship between iHealthcare and Perez, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, iHealthcare and Perez, intending to be legally bound, do hereby agree as follows and acknowledge the above recitals as true and incorporated herein, and:

1)BUSINESS DEVELOPMENT ENGAGEMENT:

a)iHealthcare hereby engages Perez to deliver a certain valid, binding, exclusive and executed hospital management contract for new business for and on behalf of iHealthcare Management II Company;

b)Perez shall utilize the iHealthcare Management II Company contract template [attached];

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c)Perez shall obtain any required consents, authorizations and binding approvals necessary to deliver an executed binding ten-year contracts for hospital management services to iHealthcare Management II Company;

d)Perez will ensure iHealthcare is the exclusive provider of management services under these new agreements;

e)Perez will ensure that no liabilities of any kind which nay have incurred prior to the new contract inception date will transfer, assign or inure to iHealthcare Management II Company;

f)The target inception date will be January 7, 2019 and limited only to CAH Acquisition Company 1, LLC D/B/A Washington County Hospital.

2)TERMS.  The Parties herby agree as follows:

a)The parties acknowledge that under this Business Development Agreement, the Parties agree to mutually work together to grow the business model and create new revenue lines that are currently not operational.

b)The contracts, once executed, must have a 10-year non-cancelable term with renewals.

3)CONSIDERATION: With this in mind, the consideration for this business development effort will be a Success Fee structured as a Promissory Note and Stock as follows:

a)Success Fee: $1,278,560.00

1.The Success Fee will be earned upon delivery of a legally binding and executed Management and Administrative Services Agreement.   The Success Fee is based on a negotiated value.

b)Terms in General:

1.iHealthcare shall issue a Promissory Note for 100% of the agreed value under this Business Development Agreement.

2.Promissory Note will have a 10 year term and 4% simple annual interest on the unpaid balance.

3.Payment: Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare.

4.Default: In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

5.Security: In the event of failure to cure the default after the 45-day period and remedy specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

6.Adjustments: In the event that any of the named hospitals closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee allocated to that specific hospital only shall be adjusted accordingly and the associated portion of the Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

7.Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables

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iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

c)Terms of Preferred B Stock from iHealthcare, Inc:

1.Success Event: Final delivery of a fully executed, legally binding management contract for CAH Acquisition Company 1, LLC D/B/A Washington County Hospital.

2.Preferred Series B Shares: A total of 36,362 Preferred Series B Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success Fee of this Agreement.

3.Conversion Value: One share of Preferred B for one share of Common Stock - Converted at the option of the Holder.

4.Restrictions: Shares will be restricted for 6 months from issuance per SEC regulations.

5.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

6.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

7.Voting: Preferred B Shares are voting as one vote per share.

8.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred B and Common stock to meet the obligations of this agreement.

9.Interest: No interest is paid or due on equity offers.

10.Conditions: The specific terms of Preferred B Shares are set and fixed by iHealthcare’s Articles of Incorporation.

d)Terms of Preferred C Stock from iHealthcare Inc:

1.Success Event: Final delivery of a legally binding Management and administrative Services Agreement for: CAH Acquisition Company 1, LLC D/B/A Washington County Hospital.

2.Preferred Series C Shares: A total of 36,362 Preferred Series C Shares par value $0.0001 per share will be allocated to the Perez -Tio Family Trust, as part of the Success

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Fee of this Agreement.  Terms will be listed and Certificate of Designation for Preferred C Shares filed with the State of Delaware along with Board Resolution.

3.Convertible Note: The 36,362 Preferred Shares C will be issued as a Convertible Note to the Perez – Tio Family Trust.

4.Conversion: The Conversion value is one share of Preferred Stock to one share of Common Stock

5.Value Assurance Guarantee:  When converted from Preferred Shares to Common Stock, iHealthcare guarantees a minimum value, only on the date of conversion, of $1.00 per share converted. If the value of the Common Stock trading on that day is below $1.00 per share, the company will issue sufficient additional Common Stock share’s so that the total value of the redeemed converted Preferred Stock redeemed to Common Stock equals a minimum of $1.00 per share based on the conversion date’s closing per share value of Common Stock. If the value is in excess of $1.00 per share on the date of conversion, the share conversion remains 1:1 and the Holder shall retain the upside value, if any. Common stock must be trading on a public exchange to qualify.

6.Restricted Share Tranches and Vesting: When each restricted share tranche reaches maturity in the Convertible Note on the following schedule of performance, the note will covert to Preferred Shares as listed, at the option of the Holder.

a)36,362 shares vested upon closing.

7.Restricted Share Conversion Schedule: Vested Preferred shares may convert and then shall be exercisable for conversion to Common Stock, all or in part or none, at the option of the Holder only after the closing of the new management contracts, the following schedule:

a)36,362 – 12 months from date of closing.

8.COC: Accelerated Conversion and call back on then existing terms at Change of Control.

9.Call Option: iHealthcare may call or force conversion all or part of the stock in the event of a recapitalization or liquidation event or public offering.

10.Voting: Preferred C Shares are non-voting until converted to Common Stock.

11.Reserves: iHealthcare Inc. shall reserve sufficient shares of Preferred C and Common stock to meet the obligations of this agreement.

12.Interest: No interest is paid or due on equity offers.

1)NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

a)The Parties acknowledge that they each have, may obtain or may develop certain Confidential Information (as defined below) in the ordinary course of their business and that the Parties may learn of, or have access to, each other’s Confidential Information during the course of their business relationship with each other.

b)For the purposes of this Agreement, the term “Confidential Information” shall mean any and all confidential and/or proprietary knowledge, data, information or trade secrets used, obtained, or developed by or for a Party that is treated as confidential by that Party, or is of a nature that should reasonably be understood by the receiving Party to be confidential, and is not and otherwise would not be regularly and routinely available to the general public.  The term “Confidential Information,” includes, without

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limitation, information and data, whether in written, oral, graphic or machine-readable form, but shall not include that which is (i) publicly available by other than unauthorized means, (ii) disclosed to others by the disclosing Party or other proper Party without restriction, (iii) rightfully received from a third party without restriction, (iv) discoverable by common observation, through publicly or commercially available sources, or by inspection or analysis of products in the market place, or (v) general skill and knowledge.

c)The receiving Party hereby agrees to comply with any and all of the disclosing Party’s commercially reasonable policies and procedures for the protection of Confidential Information and, except as required by law or by the nature of receiving Party’s duties for the disclosing Party or with the prior written approval of an authorized officer of the disclosing Party, receiving Party will not, during its business relationship with disclosing Party or at any time thereafter, use or disclose, directly or indirectly in any manner, any Confidential Information of the disclosing Party, including the fact that Confidential Information has been made available to the receiving Party for any purpose other than in furtherance of the business relationship with disclosing Party. The provisions of this Agreement regarding disclosure and use of Confidential Information shall survive the termination or expiration of this Agreement and shall be effective forever.

d)The receiving Party hereby agrees that any Confidential Information is and shall remain the sole and exclusive property of the disclosing Party for use in the disclosing Party’s business and shall be used solely in connection with furtherance of the business relationship with disclosing Party and shall not be used by receiving Party, directly or indirectly, in any other manner whatsoever.  Under no circumstances whatsoever shall receiving Party have any proprietary or other legal right to the disclosing Party’s Confidential Information during, or subsequent to the termination or cessation of, the business relationship of the Parties.

e)The receiving Party hereby agrees not to disclose, copy, or remove from the premises of the disclosing Party any documents, records, tapes or other media or format that contain or may contain Confidential Information, except as required by the nature of receiving Party’s duties for the disclosing Party or as otherwise approved in writing by an authorized officer of the disclosing Party.  Upon termination or cessation of the business relationship of the Parties, regardless of the reason for such termination or cessation, receiving Party hereby agrees to return immediately to the disclosing Party, or destroy at the disclosing Party’s discretion, all originals and copies of documents, records, tapes, or any other media or format that contain or may contain Confidential Information. Furthermore, all Confidential Information belonging to disclosing Party will be and remain solely the property of disclosing Party.  Any such return or destruction, as applicable, of Confidential Information shall be certified in writing by receiving Party to disclosing Party within three (3) days of the return or destruction. Any Confidential Information that is not returned or destroyed, including any oral Confidential Information, will continue to be kept confidential and subject of the terms of this Agreement.

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f)In the event receiving Party is legally compelled to disclose Confidential Information belonging to disclosing Party, the receiving Party shall promptly notify disclosing Party of each such requirement so that disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, receiving Party will only disclose such Confidential Information that s/he/it is advised by counsel to disclose and legally required to be disclosed and shall exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such Confidential Information.

g)The receiving Party’s access to Confidential Information shall automatically terminate at the termination or expiration of the relationship between the Parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, disclosing Party may immediately terminate access to its Confidential Information at any time.

h)Neither of the Parties to this Agreement shall make any announcement of the proposed transaction contemplated by this Agreement, without the prior written approval of the other, which approval will not be unreasonably withheld or delayed.   The foregoing shall not restrict in any respect the Party’s ability to communicate information concerning this Agreement, and the transactions contemplated hereby, to their respective affiliates’, officers, directors, employees and professional advisers; and, (to the extent relevant), to third parties whose consent is required in connection with the transaction contemplated by this Agreement.

2)NON-CIRCUMVENTION.

a)The Parties understand that in the performance of this Agreement they may each reveal to each other, contacts and relationships which are not otherwise known to the general public or to whom the general public may otherwise not have access.

b)The Parties will not in any manner solicit, nor do business in any manner with individuals, entities, related parties or their affiliates (“Source(es)”), which were made available to them through this Agreement by the other Party, without the express permission of the party who made available the Source;

c)Source shall include, without limitation, any contact, contract or transaction with all persons, companies (e.g., limited liability companies, etc.), firms, partnerships (e.g., general partnerships, limited liability partnerships, etc.), corporations (e.g., domestic, foreign, international), co-ventures, joint ventures, trusts or any other entity with which they or any associate, agent, employee, or representative are or may be in any way associated or concerned, no matter the country of origin or origination of the association.

d)A Party will not attempt either directly or indirectly, for the purposes of circumventing the other Party, to make any contact with any individual or entity, including without limitation relationships, customers or clients, whose identity is made known to one

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Party solely in connection with their relationship with the other Party, as contemplated by this Agreement, without the prior written approval of such other Party. The identity of such individuals and entities shall be deemed proprietary and valuable to the Party in whose knowledge, such identity currently resides.

e)The Parties will maintain complete confidentiality regarding each other’s Sources and will disclose such Sources only to third parties only pursuant to the express written permission of the Party who made available the Source;

f)The Parties will not disclose names, addresses, e-mail address, telephone and tele-fax or telex numbers to any Sources, to third parties and the Parties each recognize such Sources as the exclusive property of the providing Party and they will not enter into any direct negotiations or transactions with such Sources revealed by the other Party;

g)The Parties further undertake not to enter into business transaction with banks, iHealthcare’s sources of funds or other bodies, the names of which have been provided by one of the Parties to this agreement, unless written permission has been obtained from the other Party to do so.

h)The Parties also undertake not to make use of a third party to circumvent this clause.

3)COVENANT NOT TO COMPETE

a)In accordance with this Agreement, the Parties will gain knowledge of certain proprietary information belonging to the other Party and valuable confidential business or professional information. The Parties may also acquire substantial relationships with specific prospective or existing customers or clients and gain customer or client goodwill associated with the Parties’ ongoing business or professional practice. The Parties may additionally be provided with extraordinary or specialized training, specific to the Parties’ field of business and specific business. In light of the above, the Parties acknowledges and agrees that the they each are entitled to a Covenant Not To Compete and such restraint is reasonably necessary to protect the legitimate business interest or interests of the Parties, to the extent that there is an Ongoing Entity.

b)Accordingly, during the Parties’ relationship with each other and for a period of 10 years from the date of this Agreement, for any reason, the Parties shall not, directly or indirectly, through another person or entity, compete with the each other anywhere where the Ongoing Entity does business or owns an interest in or, as principal, agent, contractor, consultant, or employee or otherwise, engages in activities for or renders services to any firm or business that competes with the Ongoing Entity, “Compete” being defined as conducting business in the marketplace, contracting for hospital management services and all related marketing models and business models. The territory shall be deemed to initially be the United States of America and such other locations as the Ongoing Entity may be doing business at any time and also those States in which Ongoing Entity has reasonably advanced toward doing business.

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c)“Compete” shall additionally include without limitation, soliciting, providing services to, or otherwise engaging in a business transaction with customers or clients of the Ongoing Entity or any affiliate of the Ongoing Entity, or directly or indirectly soliciting for employment any of the Ongoing Entity’s employees, or the employees of any of the Ongoing Entity’s affiliates.

4)INDEMNIFICATION AND MUTUAL HOLD HARMLESS

(a) Perez shall indemnify, defend and hold harmless iHealthcare and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business or relating to events prior to closing by iHealthcare, its affiliates, agents, servants and/or employees after Closing  under the provisions of this Agreement. The obligations set forth in this Section 7(a) shall survive for a period of ten (10 years following the Expiration Date.

(b) iHealthcare shall indemnify, defend and hold harmless Perez and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to gross negligence of the Manager, its affiliates, agents, servants and/or employees prior to and during the commencement of the term of this Agreement. The obligations set forth in this Section 7(b) shall survive for a period of ten (10) years following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

8. LIMITATION OF LIABILITY

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NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 7, OR DAMAGES AVAILABLE FOR BREACHES OF THE OBLIGATIONS SET FORTH IN SECTION 7.

a)Upon request of any Party to this Agreement, the requested Party(ies) shall take such further actions, and shall cause its (their) personnel, agents, and employees to take such further actions, including execution and delivery of documents, that may reasonably be deemed necessary or desirable to accomplish or evidence more further the objectives and intent of this Agreement.

b)This Agreement contains the complete understanding between the Parties and shall as of the date hereof, supersede all other agreements, whether they are written or oral, between the Parties concerning the particular subject matter.  Paragraphs 2 through 11 constitute a binding contract and will continue in full force and effect surviving the termination of this Agreement.  Paragraph 1 is a statement of interest and intent to do business, but as set forth above, Paragraph 1 shall become binding to the extent that the Parties complete Due Diligence (as defined below) and iHealthcare elects to proceed, or where iHealthcare provides any capital to Perez, without a more formal writing, the substantive terms herein shall be conclusive as to the agreement of the Parties.  Further, to the extent that additional substantive terms are in issue, the course of conduct of the Parties shall be controlling as to such terms.

c)No waiver or modification of this Agreement or any covenant, condition or limitation herein contained shall be valid and no evidence of waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Parties hereto arising out of or affecting this Agreement or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing duly signed by all Parties, or in an email exchange where both Parties have commented.

d)All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenant is not contained herein.

e)The failure of any Party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of any Party with respect thereto shall continue in full force and effect.

f)Neither this Agreement nor any interest herein may be assigned in whole or in part by any Party hereto without the prior written consent of all other Parties.

Business Agreement

g)The terms and existence of this Agreement are confidential, and neither the contents nor its details of the Agreement may be shown or disclosed by either Party, except to those individuals with who have a need to know as a result of being involved in or related to this Agreement.

h)In addition to any remedies under the applicable law, the Parties recognize that any breach or violation of any provision of this Agreement may cause irreparable harm to the other Party, which money damages may not necessarily remedy. Therefore, upon any actual or impending violation of any provision of this Agreement, either Party may obtain from any court of competent jurisdiction a preliminary, temporary or permanent injunction, restraining or enjoining such violation by the other Party or any entity or person acting in concert with that Party.

i)This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

j)Authority: Perez have full power and authority and are legally authorized to execute and bind the hospitals to new management contracts for the benefit of iHealthcare, Inc.

a.The Parties further agree:

1.To the extent that they are not in conflict with this document, that the use of electronic messages shall create valid and enforceable rights and obligations between them; and

2.That to the extent permitted under the applicable law, electronic messages shall be admissible as evidence, provided that such electronic messages are sent to addresses and in formats, if any, designated either expressly or implicitly by the addresses; and

Business Agreement

3.Not to challenge the validity of any communication or agreement between them solely on the ground of the use of electronic means, whether or not such use was reviewed by any natural person.

1.This Agreement may be executed in separate counterparts all of which shall be deemed to be one (1) agreement.

SIGNATURE PAGE TO FOLLOW

Business Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be Accepted and Agreed to as of January 7, 2019

JORGE A. PEREZ iHealthcare Management II Company

By: /s/ Jorge A. Perez By:  /s/ Noel Mijares

Jorge A. Perez                          Noel Mijares, Chief Executive Officer

Business Agreement